DIREXION SHARES ETF TRUST
DIREXION DAILY SHOP BEAR 1X ETF (SHPD)
DIREXION DAILY LMT BEAR 1X ETF (LMTS)
DIREXION DAILY F BEAR 1X ETF (FRDD)
DIREXION DAILY F BULL 2X ETF (FRDU)
DIREXION DAILY BA BEAR 1X ETF (BOED)
DIREXION DAILY XOM BEAR 1X ETF (XOMZ)
DIREXION DAILY LLY BEAR 1X ETF (ELIS)
DIREXION DAILY BRKB BEAR 1X ETF (BRKD)
(each, a “Fund” and collectively, the “Funds”)

Supplement dated March 13, 2026
to the Summary Prospectuses, Prospectuses and the
Statements of Additional Information (“SAI”),
each dated February 27, 2026

Shares of the Funds will cease trading on the Nasdaq Stock Market LLC (“NASDAQ”) and will be closed to purchase by investors as of the close of regular trading on the NASDAQ on April 10, 2026 (the “Closing Date”). The Funds will not accept purchase orders after the Closing Date.
Shareholders may sell their holdings in a Fund prior to the Closing Date and customary brokerage charges may apply to these transactions. However, from April 10, 2026 through April 17, 2026 (the “Liquidation Date”) shareholders may only be able to sell their shares to certain broker-dealers and there is no assurance that there will be a market for a Fund’s shares during this time period. Between the Closing Date and the Liquidation Date, each Fund will be in the process of closing down and liquidating its portfolio. This process will result in a Fund increasing its cash holdings and, as a consequence, each Fund should be expected to depart from its investment objective and strategy and should not be expected to provide investment exposure consistent with its investment objective.
On or about the Liquidation Date, each Fund will liquidate its assets and distribute cash pro rata to all shareholders who have not previously redeemed or sold their shares. These distributions are taxable events. In addition, these payments to shareholders may include accrued capital gains and dividends. As calculated on the Liquidation Date, each Fund’s net asset value will reflect the costs of closing the Fund. Once the distributions are complete, the Funds will terminate.
Rafferty Asset Management, LLC (“Rafferty”), the Funds’ investment adviser, informed the Board of Trustees (the “Board”) of the Direxion Shares ETF Trust of its view that each Fund could not conduct its business and operations in an economically efficient manner over the long term due to each Fund’s inability to attract sufficient investment assets to maintain a competitive operating structure, and recommended each Fund’s closure and liquidation to the Board. The Board determined, after considering Rafferty’s recommendation, that it is in the best interests of the Funds and their shareholders to liquidate and terminate the Funds as described above.
For more information, please contact the Funds at (866) 476-7523.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI.